

RUTH'S HOSPITALITY GROUP

Ruth's Hospitality Group, Inc.

Arne G. Haak, Chief Financial Officer



RUTH'S HOSPITALITY GROUP

Disclaimers

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

This presentation contains "forward-looking statements" that reflect, when made, the Company's expectations or beliefs concerning future events that involve risks and uncertainties. Forward-looking statements frequently are identified by the words "anticipate," "believe," "estimate," "expect," "intend," "project," "targeting," "will be," "will continue," "will likely result," or other similar words and phrases. Statements herein that describe the Company's objectives, plans or goals, including with respect to new restaurant openings, relocations, menu and remodeling initiatives, and capital expenditures are forward-looking statements. Actual results could differ materially from those projected, implied or anticipated by the Company's forward-looking statements. Some of the factors that could cause actual results to differ include: reductions in the availability of, or increases in the cost of, USDA Prime grade beef, fish and other food items; changes in economic conditions and general trends; the loss of key management personnel; the effect of market volatility on the Company's stock price; health concerns about beef or other food products; the effect of competition in the restaurant industry; changes in consumer preferences or discretionary spending; labor shortages or increases in labor costs; the impact of federal, state or local government regulations relating to income taxes, unclaimed property, Company employees, the sale or preparation of food, the sale of alcoholic beverages and the opening of new restaurants; harmful actions taken by the Company's franchisees; a material failure, interruption or security breach of the Company's information technology network; repeal or reduction of the federal FICA tip credit; unexpected expenses incurred as a result of the sale of the Mitchell's Restaurants; the Company's ability to protect its name and logo and other proprietary information; the impact of litigation; the restrictions imposed by the Company's credit agreement; changes in, or the discontinuation of, the Company's share repurchase program or dividend payments; and the risk factors or uncertainties identified in the reports the Company files with the Securities and Exchange Commission (the "SEC"), including its Annual Report on Form 10-K for the fiscal year ended December 27, 2015 and subsequently filed Quarterly Reports on Form 10-Q, all of which are available on the SEC's website at www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update this document after the date hereof, whether as a result of new information, future events or otherwise. You should not assume that material events subsequent to the date of this document have not occurred.

RUTH'S HOSPITALITY GROUP


RUTH'S CHRIS STEAK HOUSE

EST. 1965
NEW ORLEANS

TODAY

"DO WHAT YOU LOVE,
LOVE WHAT YOU DO"
- Ruth Fertel

148 COMPANY AND FRANCHISE RESTAURANTS AND GROWING

FINE DINING STEAK HOUSE LEADER

RUTH'S HOSPITALITY GROUP

Broad Geographical Reach with Strategic Opportunity for Growth



148
Total Restaurants

128 Domestic[1]	20 International
67 Company	0 Company
60 Franchise	20 Franchise

2016 Openings

4 Company	0 Company
2 Franchise	1 Franchise

International Locations

- Palm Beach, Aruba
- Canada (five locations)
- Panama City, Panama
- Hong Kong (two locations)
- Tokyo, Japan
- Jakarta, Indonesia
- Mexico (two locations)
- Shanghai, China
- Marina Square, Singapore
- Taiwan (four locations)
- Dubai, UAE

1. Domestic restaurant count includes one location in Cherokee, NC operating under a management contract.


RUTH'S CHRIS STEAK HOUSE
OUR STORY
MAKING MEMORIES ON
500°
SIZZLING
PLATES

RUTH'S CHRIS STEAK HOUSE

The Secret Behind the Sizzle

Our People

Expert, tenured restaurant team
Service team average – 5 years
Executive chef team average – 10 years

Rigorous investment in annual recertification for corporate and franchise team members

la·gniappe \'lan-'yap\
An unexpected delight – the little extras

Our Food

Only the best will do
USDA prime steak – top 2-3%
Fresh seafood and local produce

Industry-leading bar menu
Fresh-squeezed, handcrafted, mixology-driven cocktail list

Our Atmosphere

Classic American steak house with contemporary touches of whimsy

All locations uniquely designed to reflect individual market characteristics and local tastes







The Result – An Industry-Leading Dining Experience



This is how it's done.℠

One of America's most trusted brands
Entrepreneur Magazine

Wine List Awards of Excellence
Wine Spectator

#1 Consumer Pick 2011 - 2015
Nation's Restaurant News

Broad Consumer Appeal Drives Revenues Across our three core Segments

Special occasion

Holiday special offerings

Helping our guests celebrate
- Birthdays
- Anniversaries
- Other special moments

Business/ Corporate

Onsite event planners for every client

HD satellite broadcast and IPTV for multi-location events

Extensive private dining and off-site catering services

Core Guests/ Regular Customers

Culinary innovation with three prix fixe menu launches each year

Sizzle Swizzle & Swirl happy hour

Core menu evolution

Current Comparable Sales Initiatives



Using Our Pricing Power
Remain focused on driving traffic first

Effective Marketing
Using national cable and digital advertising to drive high levels of awareness and engagement

Continued Menu Evolution
Ruth's Classics (2009)
Wine dinners (2011)
Sizzle, Swizzle & Swirl (2011-2012)
Premier cuts (2015)

Expanded Capex Initiatives
Remodels based on the success of our recent openings

RUTH'S HOSPITALITY GROUP

Ruth's 2.0 – Menu



Ruth's 2.0
A marketing and operational initiative to evolve our menu, infrastructure and design elements

Menu
Adding new menu items which are appealing to our guests without adding operational complexity

Menu design changes are currently in all Company locations

Now in all Company locations and the majority of domestic franchise locations

RUTH'S HOSPITALITY GROUP

Ruth's 2.0 – Restaurant Remodels



Ruth's 2.0

A marketing and operational initiative to evolve our menu, infrastructure and design elements

Design

All new Company, and most new franchise, locations will reflect updated infrastructure and design elements

Remodels

3-5 year initiative of ~$20MM that now will align portions of the new design and infrastructure elements

Ruth's 2.0 – Restaurant Remodels

Louisville, KY – Completed April'16



RUTH'S HOSPITALITY GROUP

FINANCIAL HIGHLIGHTS



Our balanced total return plan

Multiple Levers to Drive Shareholder Returns…

1 Maintain Healthy Core

Grow sales through traffic

Use pricing power to manage margins

Leverage our infrastructure

2 Disciplined Growth

Find great real estate
- Three to five new restaurants per year for both franchise and Company

Acquire franchise territory at attractive prices

3 Return Excess Capital

Pay a dividend

Return excess capital through debt repayment and share repurchases

$60MM share repurchase authorization announced in Q2'16

Returned $45MM in 2015, or 12% of total revenues

RUTH'S HOSPITALITY GROUP

Unique Business Model Allows for Disciplined Growth

Franchise-Owned Growth

- Unique in the high-end restaurant space
- 30 franchisees operating in the US and 11 international countries
  - Strong mix of legacy and proven hospitality partners
- **Provides approximately $15 million – $17 million in annual royalty fees**
- Allows system growth without additional Company capital
- Looking to grow 3-5 units per year
  - 3 openings in 2016, 2 Relocations

Company-Owned Growth

- Focused solely on U.S. markets
- Leverage existing management infrastructure
- Disciplined deployment of capital for relocations and new construction
- Looking to grow 3-5 units per year
  - 4 signed leases for 2016: Albuquerque, NM to open in first half of 2016, Cleveland, OH, El Paso, TX and Waltham, MA to open in second half of 2016
  - Working on additional opportunities for late-2016 and 2017

Company-Owned Unit Target Economics



Target Units
3-5 per year

Size
8,000 – 10,000 square feet

Typical Demographics
Medium and large markets
DMA population > 1 million

Sales Target
$4MM - $6MM+

Net Cash Investment
$2.5MM - $3.5MM

Restaurant Level Margins
>20%

Consistent Revenue and Traffic Growth


($ in millions)
Comp Average Unit Volume Trends
Company-Owned
$5.7MM
$5.1MM
$4.1MM
$4.3MM
$4.5MM
$4.8MM
$5.0MM
$5.2MM
$5.3MM
2007
2008
2009
2010
2011
2012[1]
2013
2014
2015

	2007	2008	2009	2010	2011	2012[1]	2013	2014	2015
Comp Sales %		-10.3%	-19.5%	+4.0%	+5.4%	+5.2%	+5.3%	+3.7%	+3.4%

1. FY 2012 excludes 53rd week

RUTH'S HOSPITALITY GROUP

Consistent Revenue and Traffic Growth

($ in millions)

RHGI Pro Forma Sales[1]



Company
Franchise
$538MM
$457MM
$485MM
$518MM
$558MM
$604MM
$645MM
$684MM
2008
2009
2010
2011
2012[2]
2013
2014
2015

Full Year Location Count	2008	2009	2010	2011	2012[2]	2013	2014	2015
Company	66	64	64	63	64	63	65	67
Franchise	64	66	67	68	72	75	77	80
Total[3]	130	130	131	131	137	139	143	148

1. RHGI pro forma sales represents the summation of company and franchise restaurant sales. Franchise restaurant (adjusted gross) sales represents sales recognized by our franchisees. We receive franchise royalties of approximately 5.0% of the adjusted gross sales from each franchise-owned restaurant.
2. FY 2012 excludes 53rd week.
3. Total restaurant count includes one location in Cherokee, NC operating under a management contract.

RUTH'S HOSPITALITY GROUP

Consistent EBITDA Growth

($ in millions)


Adjusted EBITDA[1]
$32MM
$33MM +0.3%
$36MM +11.4%
$37MM +2.5%
$41MM +9.8%
$47MM +14.3%
$51MM +8.4%
$58MM +13.9%
2008
2009
2010
2011
2012
2013
2014
2015

1. Adjusted EBITDA, a non-GAAP financial measure, excludes interest, taxes, depreciation, amortization, gain/loss on assets, losses on impairment, restructuring benefits/expenses, loss/income on discontinued operations and additional items not listed here. For a reconciliation of adjusted EBITDA to net income, see the reconciliation table furnished as Exhibit 99.2 to our Current Report on Form 8-K.

RUTH'S
HOSPITALITY GROUP

INVESTMENT SUMMARY



Proven business model
- High-end, fine-dining steak experience remains timeless after 50 years

Broad-based growth and consistent execution
- Brand evolution, pricing power and success of recent openings drive results
- Consistent traffic, revenue, net income, EBITDA and EPS growth

Multiple levers to drive shareholder return
- Unique franchise revenue model
- Manage our core business | Investing in remodels
- Disciplined growth
- Multiple options to return excess capital
  - *Dividends*
  - *Debt repayment*
  - *Share repurchases*